UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: January 30, 2008
(Date of earliest event reported)

               Wells Fargo Mortgage Backed Securities 2008-1 Trust
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           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)

      New York                      333-143751-11               Applied For
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(State or other jurisdiction     (Commission File No.          (IRS Employer
     of incorporation             of issuing entity)         Identification No.
    of issuing entity)                                       of issuing entity)

      5325 Spectrum Drive, Frederick, Maryland                       21703
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Address of principal executive offices                            (Zip Code)

Depositor's telephone number, including area code        (240) 586-5999
                                                  ------------------------------

            7430 New Technology Way, Frederick, Maryland    21703
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated January 30, 2008 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Mortgage Backed Securities 2008-1 Trust Mortgage Pass-Through Certificates, Series 2008-1 (the "Certificates"), issued on January 30, 2008, including (i) the Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-R, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class II-A-6, Class III-A-1, Class III-A-2, Class III-A-PO, Class IV-A-1, Class IV-A-2 and Class A-PO Certificates (the "Class A Certificates"), having an aggregate initial principal balance of $1,487,122,625.00, (ii) the Class I-B-1, Class I-B-2 and Class I-B-3
Certificates (the "Public Class I-B Certificates"), having an aggregate initial principal balance of $24,334,000.00, (iii) the Class II-B-1, Class II-B-2 and Class II-B-3 Certificates (the "Public Class II-B Certificates," and together with the Class A Certificates, the "Underwritten Certificates"), having an aggregate initial principal balance of $8,088,000.00, (iv) the Class III-B-1, Class III-B-2 and Class III-B-3 Certificates (the "Public Class III-B Certificates"), having an aggregate initial principal balance of $4,316,000.00,
(v) the Class IV-B-1, Class IV-B-2 and Class IV-B-3 Certificates (the "Public Class IV-B Certificates"), having an aggregate initial principal balance of $5,807,000.00, (vi) the Class I-B-4, Class I-B-5 and Class I-B-6 Certificates (the "Private Class I-B Certificates," and together with the Public Class I-B Certificates, the "Class I-B Certificates"), having an aggregate initial principal balance of $7,224,203.00, (vii) the Class II-B-4, Class II-B-5 and Class II-B-6 Certificates (the "Private Class II-B Certificates"), having an aggregate initial principal balance of $3,357,785.00, (viii) the Class III-B-4, Class III-B-5 and Class III-B-6 Certificates (the "Private Class III-B Certificates," and together with the Public Class III-B Certificates, the "Class III-B Certificates"), having an aggregate initial principal balance of $802,997.00 and (ix) the Class IV-B-4, Class IV-B-5 and Class IV-B-6 Certificates (the "Private Class IV-B Certificates," and together with the Public Class IV-B Certificates, the "Class IV-B Certificates"), having an aggregate initial principal balance of $1,797,204.00.

            The Underwritten Certificates were sold to Credit Suisse Securities
(USA) LLC ("Credit Suisse") pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated December 11, 2007 (together, the "Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Credit Suisse. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

            The Private Class II-B Certificates were sold to Credit Suisse on January 30, 2008 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Class II-B Certificates were applied to the purchase of the mortgage loans from Wells Fargo Bank, N.A.

            The mortgage loans underlying the Certificates (the "Mortgage Loans") were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated January 30, 2008 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.2.

            The Class I-B, Class III-B and Class IV-B Certificates were transferred to Wells Fargo Bank, N.A. as partial consideration for the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement.

            Certain of the Mortgage Loans will be serviced by Wells Fargo Bank, N.A. pursuant to a servicing agreement, dated as of January 30, 2008 (the "Wells Fargo Servicing Agreement"), between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer. A copy of the Servicing Agreement is attached as Exhibit 10.1. No single other servicer will service 10% or more of the Mortgage Loans.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
-----------                          -----------

      (1.1) Underwriting Agreement, dated February 15, 2006 and terms agreement, dated December 11, 2007, among the Company, Wells Fargo Bank, N.A. and Credit Suisse Securities
                                     (USA) LLC.

      (4.1) Pooling and Servicing Agreement, dated as of January 30, 2008, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and HSBC Bank USA, National Association, as trustee.

      (10.1) Wells Fargo Servicing Agreement, dated as of January 30, 2008, between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer.

      (10.2) Mortgage Loan Purchase Agreement, dated as of January 30, 2008, between the Company and Wells Fargo Bank, N.A.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WELLS FARGO ASSET SECURITIES CORPORATION


January 30, 2008


                                          /s/ Bradley A. Davis
                                          -------------------------------------
                                          Bradley A. Davis
                                          Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

      (1.1)               Underwriting Agreement, dated February
                          15, 2006 and terms agreement, dated           E
                          December 11, 2007, among the Company,
                          Wells Fargo Bank, N.A. and Credit
                          Suisse Securities (USA) LLC.

      (4.1)               Pooling and Servicing Agreement, dated
                          as of January 30, 2008, among Wells           E
                          Fargo Asset Securities Corporation,
                          Wells Fargo Bank, N.A. and HSBC Bank
                          USA, National Association, as trustee.

      (10.1)              Wells Fargo Servicing Agreement, dated
                          as of January 30, 2008, between Wells         E
                          Fargo Bank, N.A., as servicer, and Wells
                          Fargo Bank, N.A., as master servicer.

      (10.2)              Mortgage Loan Purchase Agreement,
                          dated as of January 30, 2008, between         E
                          the Company and Wells Fargo Bank, N.A.